EXHIBIT 10.45

Via Express Mail

February 10, 2017

ARE-MA Region No. 38, LLC

365 East Colorado Boulevard

Suite 299

Pasadena, CA 91101

Attention: Corporate Secretary

Re       Early Termination of Lease Agreement between ARE-MA Region No. 38, LLC

            (“Landlord”) and bluebird bio, Inc. (“Tenant”) date June 29, 2015 (“Lease”)

Dear Sir/Madam,

The purpose of this letter is to notify Landlord of Tenant’s intent to terminate the above-referenced Lease.  Pursuant to Section 39 “Early Termination Right”, Tenant shall have the right to terminate the Lease by giving Landlord sixty (60) days prior written notice (“Termination Notice”). Tenant is hereby giving the Landlord Termination Notice effective April 12, 2017 (“Early Termination Date”) and Tenant agrees to vacate the Premises, as defined in the Lease, by the Early Termination Date.  Upon the Early Termination Date, Tenant shall surrender the Premises in accordance with Section 28,“Surrender” of the Lease.

Please contact me at jcole@bluebirdbio.com should you have any questions.

Sincerely,

/s/ Jason F. Cole

Jason F. Cole

Chief Legal Officer